Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


             As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 24, 1996 included in or incorporated by reference in Snap-on Incorporated's Annual Report on Form 10-K for the year ended December 30, 1995 and to all references to our Firm included in this registration statement.


                                      /s/ Arthur Andersen LLP

                                      ARTHUR ANDERSEN LLP


   Milwaukee, Wisconsin,
   October 23, 1996.